                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 6, 2001


                              CRAFTCLICK.COM, INC.

             (Exact name of registrant as specified in its charter)


                   DELAWARE                                      2-97869-D
----------------------------------------------             ---------------------
(State or other jurisdiction of incorporation)             (Commission File No.)


          141 Adelaide Street, West
                 Suite 1004
          Toronto, Ontario, Canada                                M5H 3L5
  ----------------------------------------                     -------------
  (Address of principal executive offices)                     (Postal Code)


        Registrant's telephone number, including area code:(416) 628-5264




Item 1. Changes in Control of Registrant

On June 6, 2001, CraftClick.Com, Inc. a Delaware corporation ("CraftClick"), and Mobilepro Corp., a Delaware corporation ("Mobilepro"), entered into an Agreement and Plan of Merger dated as of June 1, 2001 ('Merger Agreement"). Under the Merger Agreement, Mobilepro merged with and into CraftClick, with CraftClick being the surviving corporation and the certificate of incorporation and bylaws of CraftClick being the constituent documents of the surviving corporation ("Merger").

In connection with the Merger, Mr. Scott R. Smith was appointed as a director of CraftClick by the existing board of directors. After the appointment, Mr. Mitchell Geisler and Ms. Cindy Roach, two of the then current directors of CraftClick, Inc. resigned. Mr. Smith was appointed the President and Chief Executive Officer and Chairman and Mr. Howard Geisler was appointed the secretary of CraftClick.

In connection with the Merger, CraftClick issued to Ms. Joann M. Smith an aggregate of 8,227,663 shares of common stock representing approximately 55% of the 14,907,196 issued and outstanding shares of common stock of CraftClick immediately after the Merger. Ms. Smith is the wife of Mr. Scott R. Smith, the President, Chief Executive Officer and Chairman of CraftClick after the Merger. Ms. Smith will be the single largest stockholder of CraftClick after the Merger.

To obtain the support for the Merger and the Merger Agreement from the largest stockholder of CraftClick prior to the Merger, CraftClick entered into an investor rights agreement ("Investor Rights Agreement") with Dungavel, Inc. simultaneously with the Merger Agreement. The Investor Rights Agreement provides a number of rights to Dungavel, including:

         The right to have a person of its selection as a director of the company, who currently is Mr. Howard Geisler, and a limit of three persons as the size of the board of directors;

         Limitations on the issuances of securities of the company representing more than 2.5% of the outstanding common stock in any transaction in a three month period at less than the greater of the market price or $1.00 per share for cash or for no cash consideration;

         Limitations on the creation of any class of securities that has the right to elect any directors, to receive any dividends or to have the securities registered for public resale, unless approved by Dungavel;

         Limitations on the ability of the company to merge, combine or consolidate with another entity, repurchase any common stock of the company, recapitalize the common stock to reduce the number of shares outstanding, or declare a stock split or stock dividend without the consent of Dungavel; or if no consent is given by Dungavel and the company proceeds with the transaction, then the company must issue 3,000,000 post-transaction shares of common stock (or their equivalent) to Dungavel; and The right to request information about the company in addition to publicly disclosed information.

Although the above rights are granted to Dungavel and may be exercised within its sole discretion, Dungavel believes that these above rights will benefit all stockholders. The above rights last for five years after the Merger or, in some instances, only so long as Dungavel owns at least 2.5% of the issued and outstanding common stock or the right to acquire 2.5% of the issued and outstanding common stock

In addition, the Investor Rights Agreement provides for registration rights for common stock owned by Dungavel, and the right of first refusal and tag along rights in the event Mr. Smith or his wife sell any of their shares of common stock in a private transaction. Mr. and Ms. Smith have agreed that they will also vote any shares of common stock, over which they have voting control, in favor of the person Dungavel selects as its director nominee.

The Merger Agreement also required Mr. and Ms. Smith to agree not to sell any of the common stock of CraftClick received in the Merger for a period of three years. Mr. Smith, however, would be permitted to sell up to 250,000 shares of common stock pursuant to Rule 144 or any other available exemption from the federal securities laws. Mr. Smith was issued 250,000 shares under the 2001 Performance Equity Plan in relation to his employment with CraftClick, which shares have been registered on Form S-8.

Item 2.  Acquisition or Disposition of Assets

On June 15, 2001, CraftClick and Mobilepro consummated the Merger of the two companies. Mobilepro merged with and into CraftClick, and CraftClick is the surviving corporation. The consideration paid by CraftClick to the holders of Mobilepro common stock upon the consummation of the Merger consisted of 8,750,000 shares of CraftClick common stock. Each of Mobilepro's stockholders who received shares of CraftClick common stock in the Merger agreed not to sell any of such shares for a period of one year from the date of acquisition. The merger consideration was determined by arm's length negotiations between CraftClick and Mobilepro.

In connection with the Merger, an additional 2,600,000 shares of common stock were issued as payment for services in connection with the Merger to specified persons and in connection with the employment of Mr. Smith. All of the shares were issued under the 2001 Performance Equity Plan of CraftClick and were registered on Form S-8 as filed with the Securities and Exchange Commission.

Mobilepro is an early stage company focused on the integration and marketing of complete mobile information solutions that satisfy the needs of mobile professionals in business, commercial and mobile professional sectors.

This is accomplished by integrating a wireless handheld platform generally referred to as a Corporate Digital Assistant, sometimes referred to as CDA, with enterprise and Internet based business applications.

Mobilepro offers strategic mobile information consulting, client application development, integrated wireless based Internet services and devices. The marketing strategy is to offer a complete mobile information solution to the business market through strategic partnerships, alliances and joint ventures with established firms already delivering information technology consulting, wireless service and vertical market application products and services.

Mobilepro is positioned as a business solution provider with expertise in developing complete mobile information solutions that extend Web based and enterprise applications out to the mobile professional workforce. The open system wireless data CDA platform provides the communication interface for the end user that is intuitive in its hardware and software design. Products and services that comprise the Mobilepro solution strategy are designed to provide a simple, easy to implement, easy to use means by which mobile professionals in virtually any vertical market can access critical business applications ranging from full e-mail with attachment support to customer relationship management to customer service applications and beyond.

The common stock of CraftClick is traded on the OTC: Bulletin Board under the symbol CFCT.

Item 7.  Financial Statement and Exhibits

         a)       Financial Statements

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                                TABLE OF CONTENTS

                                                                                                         PAGE
Independent Auditors' Report                                                                              F-1

Balance Sheet -- March 31, 2001                                                                           F-2

Statement of Operations for the nine month period from inception [July 14, 2000]
through March 31, 2001                                                                                    F-3

Statement of Stockholders' Equity/(Deficit) for the nine month period from
inception [July 14, 2000] through March 31, 2001                                                          F-4

Statement of Cash Flows for the nine month period from inception [July 14, 2000]
through March 31, 2001                                                                                    F-5

Notes to Financial Statements                                                                             F-6

                          INDEPENDENT AUDITORS' REPORT


THE BOARD OF DIRECTORS AND SHAREHOLDERS
MOBILEPRO CORP. [A DEVELOPMENT STAGE COMPANY]


We have audited the accompanying balance sheet of Mobilepro Corp., [a development stage company] as of March 31, 2001, and the related statements of operations, stockholders' equity/(deficit), and cash flows for the nine-month period from inception [July 14, 2000] through March 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mobilepro Corp. [a development stage company] as of March 31, 2001, and the results of operations and cash flows for the period ended March 31, 2001, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has minimal current revenue generating activities which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




Mantyla McReynolds

Salt Lake City, Utah
July 20, 2001

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                                  BALANCE SHEET
                                 MARCH 31, 2001


                                     ASSETS

Assets:
  Current Assets:
  Cash                                                                 $        67
                                                                       -----------
     Total Current Assets                                                       67

                                    TOTAL ASSETS                       $        67
                                                                       ===========


                 LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
Liabilities:
  Current Liabilities:
  Accounts Payable                                                     $    96,551
  Convertible debt - Note 4                                                 50,000
  Settlement payable - Note 5                                               50,000
  Accrued compensation - Note 6                                            218,750
                                                                       -----------
     Total Current Liabilities                                             415,301

                                  TOTAL LIABILITIES                        415,301


Stockholders' Equity/(Deficit):
  Preferred Stock -- 10,000,000 shares authorized, $.001 par
  value; 0 shares issued and outstanding                                         0
  Common Stock -- 14,000,000 shares authorized having
  $.001 par value; 11,716,200 shares issued and
  outstanding - Note 5                                                      11,716
  Additional Paid-in Capital                                               582,243
  Deficit accumulated during the development stage                      (1,009,193)
                        TOTAL STOCKHOLDERS' EQUITY/(DEFICIT)              (415,234)
                                                                       -----------
                TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)   $        67
                                                                       ===========


                 See accompanying notes to financial statements.

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                            STATEMENTS OF OPERATIONS
      FOR THE PERIOD FROM INCEPTION [JULY 14, 2000] THROUGH MARCH 31, 2001



                                              Inception through
                                                March 31, 2001
                                              -----------------
Revenues                                         $          0
  General & Administrative Expenses                   562,834
  Research & Development                              446,359
                                                 ------------
     Operating Loss                                (1,009,193)
Other Income/Expenses:
     Total Other Income/Expense                             0
                                                 ------------
Net Loss Before Taxes                              (1,009,193)
Current Period Provision for Income Taxes                   0
Net Loss                                         $ (1,009,193)
                                                 ============

Loss Per Share                                   $      (0.09)
                                                 ============
Weighted Average Shares Outstanding                11,660,065
                                                 ============




                 See accompanying notes to financial statements.

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                   STATEMENT OF STOCKHOLDERS' EQUITY/(DEFICIT)
              FOR THE PERIOD FROM INCEPTION [JULY 14, 2000] THROUGH
                                 MARCH 31, 2001


                                                                                         Addit'l                        Net
                              Preferred      Preferred        Common       Common        Paid-in     Accumulated    Stockholders'
                                Shares         Stock          Shares        Stock        Capital       Deficit    Equity/(Deficit)
                             -----------    -----------    -----------   -----------   -----------   -----------  ----------------
Balance, July 14, 2000,                0              0                           0$           0$0   $         0    $         0
date of Inception
Issued shares for acquired
research and development
and cash, July 14, 2000       11,331,200         11,331        435,128       446,459
Issued stock for
services,  July 14, 2000         280,000            280         99,720       100,000
Issued stock for services,
November 30, 2000                105,000            105         47,395        47,500
Net loss for the period
ended  March 31, 2001         (1,009,193)    (1,009,193)
Balance, March 31, 2001                0              0     11,716,200        11,716       582,243    (1,009,193)      (415,234)
                             ===========    ===========    ===========   ===========   ===========   ===========    ===========


                 See accompanying notes to financial statements.

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                            STATEMENTS OF CASH FLOWS
      FOR THE PERIOD FROM INCEPTION [JULY 14, 2000] THROUGH MARCH 31, 2001



                                                                Inception through
                                                                 March 31, 2001
                                                                -----------------
Cash Flows Provided by/(Used for) Operating Activities
Net Loss                                                           $(1,009,193)
Adjustments to reconcile net income to net cash provided by
 operating activities:
    Issued common stock for services and development                   593,859
    Increase in accounts payable/current liabilities                   315,301
    Increase in termination settlement liability                        50,000
                                                                   -----------
            Net Cash Used for Operating Activities                     (50,033)
Cash Flows Provided by Financing Activities
    Issued stock for cash                                                  100
    Proceeds from borrowing                                             50,000
                                                                   -----------
           Net Cash Provided by Financing Activities                    50,100

Net Increase in Cash                                                        67
Beginning Cash Balance                                                       0
                                                                   -----------
Ending Cash Balance                                                $        67
                                                                   ===========

Supplemental Disclosure of Cash Flow Information:
  Cash paid during the year for interest                           $         0
  Cash paid during the year for income taxes                                 0




                 See accompanying notes to financial statements.

                                 MOBILEPRO CORP.
                          [A DEVELOPMENT STAGE COMPANY]
                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2001

NOTE 1   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  (a)      Organization

                  Mobilepro Corp. ("Mobilepro" or "Company") incorporated under the laws of the State of Delaware on July 14, 2000. Mobilepro is a development stage company focused on the integration and marketing of complete mobile information solutions that satisfy the needs of mobile professionals.

                  The financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles. The following summarizes the more significant of such policies:

                  (b)      Income Taxes

                  The Company applies the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled.

                  (c)      Statement of Cash Flows

                  For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company had $67 cash at March 31, 2001.

                  (d)      Use of Estimates in Preparation of Financial
                           Statements

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  (e)      Property and Equipment

                  The Company records property and equipment at cost. Depreciation was computed principally by use of the straight line method. Expenditures for maintenance and repairs are charged to expense as incurred. Currently, the Company has no property.

NOTE 1   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         [continued]

                  (f)      Organization Costs

                  The Company incurred organizational costs at its inception, which have been recorded in accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, which requires start-up costs to be expensed as incurred.

                  (g)      Revenue Recognition

                  Revenue is recognized when earned. For products which the Company sells, revenue is recognized when products are shipped.


NOTE 2   LIQUIDITY/GOING CONCERN

                  The Company is developing its products and has not begun revenue-generating activities. This raises substantial doubt about the Company's ability to continue as a going concern. Management plans include a continued effort to develop its business as discussed in Note 7. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3   INCOME TAXES

                  The Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], Accounting for Income Taxes. No provision has been made for income taxes in the financial statements because the Company has accumulated losses since inception.

                  The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at March 31, 2001 have no impact on the financial position of the Company.




NOTE 3   INCOME TAXES[continued]

                      Deferred tax assets                                     Balance            Tax       Rate
                      -------------------                                    ---------        ---------    ----
                         Loss carryforward(expires 2021)                     1,009,193          393,585     39%
                         Valuation allowance                                                   (393,585)
                                                                                              ---------
                              Deferred tax asset                                              $       0
                                                                                              =========

                  A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences.

NOTE 4   CONVERTIBLE DEBT/RELATED PARTY

                  The Company borrowed $50,000 from an entity which has subsequently become a related party. The creditor shares common ownership with the investors in a merging company (see
                  Note 7). The terms of the debt agreement provide interest at 12% per annum due at maturity which is December 31, 2001. The debt agreement also allows the creditor the option to convert the unpaid principal and interest to common stock at approximately $0.30 per share. In June 2001, the debt was converted to post-merger common stock.

NOTE 5   SETTLEMENT PAYABLE

                  The Company has recorded a liability of $50,000 to an individual who is a former employee. Anticipated payment terms provide that the Company shall pay 10% of available funds up to $50,000.

NOTE 6   ACCRUED COMPENSATION/EMPLOYEE CONTRACT

                  The Company has an "Employee Agreement" with its chief executive officer. The agreement covers a three-year term effective January 1, 2000. Through March 31, 2001, the Company has accrued $218,750. The employee has agreed to defer receipt of compensation until such time that the Company has funding to support the salary. In June 2001, the Company entered a new agreement with similar terms and which provides for one year extensions.

NOTE 7   SUBSEQUENT EVENTS/MERGER

                  On May 29, 2001, Mobilepro accepted an investment of $12,000, cash from an individual. The Company issued 23,800 pre-merger shares of Mobilepro to the investor.

                  On May 31, 2001, the Company issued 70,000 pre-merger shares of Mobilepro for professional fees, valued at approximately $37,500.

                  To further facilitate its business development, on June 6, 2001, the Company and Craftclick.com, Inc., a Delaware corporation ("Craftclick"), entered into an Agreement and Plan of Merger dated as of June 1, 2001 ('Merger Agreement"). Under the Merger Agreement Mobilepro merged with and into CraftClick, with CraftClick being the surviving corporation and the certificate of incorporation and bylaws of CraftClick being the constituent documents of the surviving corporation. In connection with the Merger, CraftClick issued shares of common stock, representing approximately 55% of issued and outstanding shares of CraftClick to the owners of Mobilepro.

         b)       Exhibits

                  10.1 Agreement and Plan of Merger dated as of June 1, 2001 (without exhibits and schedules)***

                  10.2 Investor Rights Agreement dated as of June 1, 2001, among Dungavel Inc., CraftClick, Scott R. Smith and Joann M. Smith ***

                  10.3 Employment Agreement dated as of June 1, 2001 between CraftClick and Scott R. Smith ***

------------------------------------------------------
*** Filed electronically as an Exhibit to Form 8K filed on June 20, 2001.


                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CRAFTCLICK.COM, INC.



                                            /s/ Scott R. Smith
                                            ---------------------------
                                            Name:  Scott R. Smith
                                            Title: President, Chief Executive
                                                   Officer and Chairman

Date: August 8, 2001